UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2012 (March 8, 2012)

GeoEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Dulles Corner Blvd.
Herndon, Virginia 20171
(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 480-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 8, 2012, the Board of Directors of GeoEye, Inc. amended its Key Employee Change In Control Severance Plan (“Plan”), eliminating excise tax gross up payments to the participants in the event compensation paid out pursuant to the Plan is subject to excise tax.  Pursuant to the amended Plan, departing participants will be responsible for payment of all taxes related to compensation received under the Plan.  The amended Plan is effective on the one year anniversary of the date of its approval.

The description of the Key Employee Change In Control Severance Plan set forth above is qualified by reference to the full text of such Plan attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit 10.1	GeoEye, Inc. Key Employee Change In Control Severance Plan, as amended March 8, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2012	GEOEYE, INC.

	By:	/s/ William L. Warren

Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	GeoEye, Inc. Key Employee Change In Control Severance Plan, as amended March 8, 2012.

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